Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of AB Private Lending Fund (the “Fund”) for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), J. Brent Humphries, as Chief Executive Officer of the Fund, and Wesley Raper, as Chief Financial Officer of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.
The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 14, 2026	/s/ J. Brent Humphries
J. Brent Humphries
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 14, 2026	/s/ Wesley Raper
Wesley Raper
Chief Financial Officer
(Principal Financial Officer)